                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                            PURSUANT TO SECTION 13 OR
                             15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

        Date of Report (Date of earliest event reported) October 12, 1998


                             2CONNECT EXPRESS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                      -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)

   000-22251                                                  65-0674664
   ---------                                                 ------------
  (Commission                                              (I.R.S. Employer
  file number)                                            Identification No.)

3500 Gateway Drive, Suite 101, Pompano Beach, FL                33069
------------------------------------------------                -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code          (954) 797-7960
-------------------------------------------------------------------------------


                                 NOT APPLICABLE
                            -------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)









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Item 5.  OTHER EVENTS

On October 12, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from August 30, 1998 to October 3, 1998. A copy of this report is filed as
Exhibit 99 hereto.

On October 16, 1998, 2Connect Express, Inc. issued a Press Release announcing that the Bankruptcy Court, Southern District of Florida, executed an Order confirming 2Connect's Plan of Reorganization. The Effective Date of the Plan of Reorganization will be October 26, 1998, 10 days following the confirmation. The Press Release further stated that, "as previously disclosed, 2Connect entered into an agreement with Sterne, Agee & Leach, Inc. on August 27, 1998 whereby Sterne Agee will, as of the Effective Date of the Plan of Reorganization, acquire out of bankruptcy 100% of the equity interests of 2Connect and 2Connect will retain the Coral square store lease and certain store fixtures. In consideration for such acquisition, Sterne Agee will make a new value contribution to the bankruptcy estate for the benefit of 2Connect's creditors in the amount of $175,000 which funds are currently in escrow. To effect this transaction and in accordance with the Plan of Reorganization, as amended, upon the Effective Date, all of the current and existing Common Stock of 2Connect will be forever extinguished and canceled and 2Connect will issue new shares of Common Stock to Sterne Agee which shall constitute 100% of the issued and outstanding shares. Consequently, the existing shareholders of the Common Stock of 2Connect will not retain any interest in the post-bankruptcy estate for their extinguished and cancelled interests. 2Connect filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on January 12, 1998, and subsequently closed all of its stores except the store at Coral Square Mall in Coral Springs, Florida. 2Connect has liquidated most of its assets and has reduced overhead to skeleton levels. The Coral Square store has operated since June 16, 1998 under a Management Agreement with Bobby Allison Cellular Systems of Florida whereby Bobby Allison is responsible for all expenses related to that store and is entitled to any profits or losses that it generates."

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         Exhibit 99.  Debtor's Monthly Financial Report (Business)
                        For The Period From August 30, 1998 to October 3, 1998, filed with the United States Bankruptcy Court.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          2CONNECT EXPRESS, INC.
                                          -----------------------
                                              (Registrant)


Date:  October 26, 1998                   /s/ James S. Holbrook, Jr.
     -------------------                  -------------------------------------
                                          James S. Holbrook, Jr., Chairman of
                                          the Board and Chief Executive Officer









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                                 EXHIBIT INDEX

Exhibit Number                  Description                 Sequentially Numbered Page
--------------                  -----------                 --------------------------
99                   Debtor's Monthly Financial Report                  5
                     for the period from August 30, 1998
                     to October 3, 1998

